UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 15, 2010

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Next Page

Item 5.02.  Departure of Directors; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On September 15, 2010, Grant Q. Haden was appointed as a director of Great Southern Bancorp, Inc. (the "Company") and of Great Southern Bank, a wholly owned subsidiary of the Company. Mr. Haden also was appointed to the Audit, Compensation, Nominating and Stock Option Committees of the Board. A copy of the press release announcing Mr. Haden's appointment as a director is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.  Other Events

         On September 15, 2010, the Company issued the press release attached hereto as Exhibit 99.2 and incorporated herein by reference announcing the declaration of a quarterly dividend of $.18 per common share, payable on October 13, 2010.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99.1	Press release announcing appointment of Grant Q. Haden
	99.2	Press release announcing declaration of quarterly dividend

Next Page

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date:	September 17, 2010	By: /s/ Joseph W. Turner Joseph W. Turner, President and Chief Executive Officer

Next Page

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing appointment of Grant Q. Haden
99.2	Press release announcing declaration of quarterly dividend

Next Page

4